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                        SUPPLEMENT DATED OCTOBER 1, 1998
                              TO THE PROSPECTUS OF
                      TEMPLETON GLOBAL OPPORTUNITIES TRUST
                                dated May 1, 1998

The prospectus is amended as follows:

I.The second step in the section "How Do I Buy Shares? - Opening Your Account" is replaced with the following: 2. Determine how much you would like to invest. The fund's minimum investments are:



/bullet/ To open a regular, non-retirement account                       $1,000
/bullet/ To open an IRA, IRA Rollover, Roth IRA, or Education IRA        $   250*
/bullet/ To open a custodial account for a minor (an UGMA/UTMA account)  $   100
/bullet/ To open an account with an automatic investment plan            $    50**
/bullet/ To add to an account                                            $    50***

    *For all other retirement accounts, there is no minimum investment requirement.
   **$25 for an Education IRA.
  ***For all retirement accounts except IRAs, IRA Rollovers, Roth IRAs, or
     Education IRAs, there is no minimum to add to an account.

     For purchases by broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs, the minimum initial investment is $250. The minimum initial investment is $100 for officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies.

     We reserve the right to change the amount of these minimums from time to time or to waive or lower these minimums for certain purchases. We also reserve the right to refuse any order to buy shares.

II. The following new category 7 is added to the end of the first list of sales charge waiver categories in the section "Sales Charge Waivers," found under "How Do I Buy Shares? - Sales Charge Reductions and Waivers":

  7. Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

  If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

III. The following new category 12 is added to the end of the second list of sales charge waiver categories in the section "Sales Charge Waivers," found under "How Do I Buy Shares? - Sales Charge Reductions and Waivers":

  12. Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

IV. The first paragraph under "May I Exchange Shares for Shares of Another Fund?
- Will Sales Charges Apply to My Exchange?" is replaced with the following:

  You generally will not pay a front-end sales charge on exchanges. If you have held your shares less than six months, however, you will pay the percentage difference between the sales charge you previously paid and the applicable sales charge of the new fund, if the difference is more than 0.25%. If you have never paid a sales charge on your shares because, for example, they have always been held in a money fund, you will pay the fund's applicable sales charge no matter how long you have held your shares. These charges may not apply if you qualify to buy shares without a sales charge.

V.The following new item is added under "May I Exchange Shares for Shares of Another Fund? - Exchange Restrictions":

    /bullet/ You must meet the applicable minimum investment amount of the fund you are exchanging into, or exchange 100% of your fund shares.

VI. Distribution option 3 in the section "What Distributions Might I Receive From the Fund? - Distribution Options" is replaced with the following:

  3. RECEIVE DISTRIBUTIONS IN CASH - You may receive capital gain distributions, dividend distributions, or both in cash. If you have the money sent to another person or to a checking or savings account, you may need a signature guarantee. If you send the money to a checking or savings account, please see "Electronic Fund Transfers" under "Services to Help You Manage Your Account."



PAGE


VII. The section "Keeping Your Account Open," found under "Transaction Procedures and Special Requirements," is replaced in its entirety with the following:

  KEEPING YOUR ACCOUNT OPEN

  Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $250, or less than $50 for employee accounts and custodial accounts for minors. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $1,000, or $100 for employee accounts and custodial accounts for minors. These minimums do not apply to IRAs and other retirement plan accounts or to accounts managed by the Franklin Templeton Group.

VIII. The second sentence in the section "Services to Help You Manage Your Account - Automatic Investment Plan" is replaced with the following:

  Under the plan, you can have money transferred automatically from your checking or savings account to the fund each month to buy additional shares.

IX. The second paragraph under "Services to Help You Manage Your Account - Systematic Withdrawal Plan" is replaced with the following:

  If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking or savings account. If you choose to have the money sent to a checking or savings account, please see "Electronic Fund Transfers" below. Once your plan is established, any distributions paid by the fund will be automatically reinvested in your account.

X. The following new section is added after the section "Services to Help You Manage Your Account - Systematic Withdrawal Plan":

  ELECTRONIC FUND TRANSFERS

  You may choose to have dividend and capital gain distributions or payments under a systematic withdrawal plan sent directly to a checking or savings account. If the account is with a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. We will send any payments made during that time to the address of record on your account.

XI. The following paragraphs are added to the end of the section "What Are the Risks of Investing in the Fund?":

     EURO. On January 1, 1999, the European Monetary Union (EMU) plans to introduce a new single currency, the Euro, which will replace the national currency for participating member countries. If the fund holds investments in countries with currencies replaced by the Euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting will be impacted.

     The process to establish the Euro may result in market volatility. It is not possible to predict the impact of the Euro on the business or financial condition of European issuers or on the fund. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets. To the extent the fund holds non-U.S. dollar (Euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

     Resources has created an interdepartmental team to handle all Euro-related changes to enable the Franklin Templeton Funds to process transactions accurately and completely with minimal disruption to business activities. While there can be no assurance that the fund will not be adversely affected, Investment Counsel and its affiliated service providers are taking steps that they believe are reasonably designed to address the Euro issue.

                Please keep this supplement for future reference.